EXHIBIT 99.2

              AUDITED BALANCE SHEETS OF WOIZE LTD. FOR THE PERIODS
             ENDED SEPTEMBER 30, 2005 AND NOVEMBER 30, 2004 AND THE
         PROFIT AND LOSS STATEMENTS AND STATEMENTS OF CASH FLOW FOR THE
               PERIOD FROM DECEMBER 1, 2004 TO SEPTEMBER 30, 2005
                 AND THE YEARS ENDED NOVEMBER 30, 2004 AND 2003

                                  REGISTERED NUMBER: 4327262 (ENGLAND AND WALES)









                           REPORT OF THE DIRECTORS AND

                              FINANCIAL STATEMENTS

                                 FOR THE PERIOD

                      1 DECEMBER 2004 TO 30 SEPTEMBER 2005

                                       FOR

                                  WOIZE LIMITED

                           (EXPRESSED IN U.K. POUNDS)













                               Wellers Accountants
                                  Stuart House
                               55 Catherine Place
                                     London
                                    SW1E 6DY

                                  WOIZE LIMITED






                      CONTENTS OF THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)



                                                             PAGE

          COMPANY INFORMATION                                  1

          REPORT OF THE DIRECTORS                              2

          PROFIT AND LOSS ACCOUNT                              3

          BALANCE SHEET                                        4

          CASH FLOW STATEMENT                                  5

          NOTES TO THE CASH FLOW STATEMENT                     6

          NOTES TO THE FINANCIAL STATEMENTS                    7

          REPORT OF THE INDEPENDENT AUDITORS                  12

          TRADING AND PROFIT AND LOSS ACCOUNT                 15

                                  WOIZE LIMITED

                               COMPANY INFORMATION
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)






              DIRECTORS:                A T G Halldin
                                        A S L Forsberg





              SECRETARY:                St. James Square Secretaries Limited





              REGISTERED OFFICE:        7 Savoy Court
                                        Strand
                                        London
                                        WC2R 0ER





              REGISTERED NUMBER:        4327262 (England and Wales)





              ACCOUNTANTS:              Wellers Accountants
                                        Stuart House
                                        55 Catherine Place
                                        London
                                        SW1E 6DY

                                  WOIZE LIMITED

                             REPORT OF THE DIRECTORS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

The directors present their report with the financial statements of the company for the period 1 December 2004 to 30 September 2005.

COMMENCEMENT OF TRADING
The company was incorporated on 22 November 2001, with the two issued shares being allocated on this date. The company remained dormant until 1 December 2004 when it commenced trading.

PRINCIPAL ACTIVITY
The principal activity of the company in the period under review was that of the sale of digital telephony, based upon voice over internet protocol.

REVIEW OF BUSINESS
The results for the period and financial position of the company are as shown in the annexed financial statements.

DIVIDENDS
No dividends will be distributed for the period ended 30 September 2005.

EVENTS SINCE THE END OF THE PERIOD
Information relating to events since the end of the period, is given in the notes to the financial statements.

DIRECTORS
The directors during the period under review were:

A T G Halldin
A S L Forsberg

The beneficial interests of the directors holding office on 30 September 2005 in the issued share capital of the company were as follows:

                                           30.9.05                1.12.04
ORDINARY (POUND)1 SHARES

A T G Halldin                                    1                      1
A S L Forsberg                                   1                      1


ON BEHALF OF THE BOARD:




------------------------------------
A T G Halldin - Director


Date:
     -------------------------------

                                  WOIZE LIMITED

                             PROFIT AND LOSS ACCOUNT
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

                                                             PERIOD
                                                             1.12.04
                                                                TO              Year Ended               Year Ended
                                                             30.9.05             30.11.04                 30.11.03
                                                        ----------------     ----------------          --------------

                                            Notes            (POUND)              (Pound)                  (Pound)

TURNOVER                                                        82253                   -                        -

Cost of sales                                                   59217                   -                        -
                                                        ----------------     ----------------          --------------

GROSS PROFIT                                                    23036                   -                        -

Administrative expenses                                         32553                   -                        -
                                                        ----------------     ----------------          --------------

OPERATING LOSS
ON ORDINARY ACTIVITIES
BEFORE TAXATION                               3                 (9517)                  -                        -

Tax on loss on ordinary
activities                                    4                     -                   -                        -
                                                        ----------------     ----------------          --------------

LOSS FOR THE FINANCIAL PERIOD
AFTER TAXATION                                                  (9517)                  -                        -
                                                        ----------------     ----------------          --------------

DEFICIT CARRIED FORWARD                                         (9517)                  -                        -
                                                                             ================          ==============
                                                        ================


EARNINGS (LOSS) PER ORDINAR
SHARE - BASIC AND DILUTED                                       (4758)                  -                        -

WEIGHTED AVERAGE NUMBER OF
ORDINARY SHARES OUTSTANDING                                         2                   2                        2

CONTINUING OPERATIONS
None of the company's activities were acquired or discontinued during the current period or previous year.

TOTAL RECOGNISED GAINS AND LOSSES
The company has no recognised gains or losses other than the loss for the current period.


                The notes form part of these financial statements

                                  WOIZE LIMITED

                                  BALANCE SHEET
                                30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

                                                               30 SEPTEMBER 2005                      30 November 2004
                                                          ----------------------------          ----------------------------

                                          Notes            (POUND)            (POUND)             (pound)            (pound)
FIXED ASSETS:
Intangible assets                           6                                  63,364                                     -

CURRENT ASSETS:
Debtors                                     7               79,773                                      2

CREDITORS: Amounts falling
due within one year                         8              152,652                                      -
                                                          ---------                              ---------

NET CURRENT (LIABILITIES)/ASSETS:                                             (72,879)                                    2
                                                                             ---------                             ---------

TOTAL ASSETS LESS CURRENT
LIABILITIES:                                                            (POUND)(9,515)                             (pound)2
                                                                        ==============                             =========


CAPITAL AND RESERVES:
Called up share capital                     9                                       2                                     2
Profit and loss account                                                        (9,517)                                    -
                                                                             ---------                             ---------

SHAREHOLDERS' FUNDS:                       12                           (POUND)(9,515)                             (pound)2
                                                                        ==============                             =========



The directors acknowledge their responsibilities for:
(a)    ensuring  that the company  keeps  accounting  records  which comply with
       Section 221 of the Companies Act 1985 and

(b) preparing financial statements which give a true and fair view of the state of affairs of the company as at the end of each financial year and of its profit or loss for each financial year in accordance with the requirements of Section 226 and which otherwise comply with the requirements of the Companies Act 1985 relating to financial statements, so far as applicable to the company.

ON BEHALF OF THE BOARD:





--------------------------------         -------------------------------
A T G Halldin - Director                 A S L Forsberg - Director

Approved by the Board on
                        ------------------------



                The notes form part of these financial statements

                                  WOIZE LIMITED

                               CASH FLOW STATEMENT
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                            (EXPRESSED IN U.K POUNDS)

                                                          PERIOD
                                                          1.12.04
                                                            TO              Year Ended          Year Ended
                                                          30.9.05            30.11.04            30.11.03

                                           Notes          (POUND)             (pound)             (pound)
NET CASH INFLOW
FROM OPERATING ACTIVITIES                    1             66,119                    -                   -

CAPITAL EXPENDITURE                          2            (66,119)                   -                   -
                                                       -----------        -------------         -----------

INCREASE IN CASH IN THE PERIOD                                  -                    -                   -
                                                       ===========        =============         ===========







RECONCILIATION OF NET CASH FLOW
TO MOVEMENT IN NET DEBT                      3

INCREASE IN CASH IN THE PERIOD                                  -                    -                  -

Change in net debt resulting
from cash flows                                                 -                    -                  -
                                                       -----------        -------------         -----------

MOVEMENT IN NET DEBT IN THE PERIOD                              -                    -                  -
NET DEBT AT 1 DECEMBER                                          -                    -                  -
                                                       -----------        -------------         -----------

NET DEBT AT 30 SEPTEMBER                                        -                    -                  -
                                                       ===========        =============         ===========


                The notes form part of these financial statements

                                  WOIZE LIMITED

                        NOTES TO THE CASH FLOW STATEMENT
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

1. RECONCILIATION OF OPERATING LOSS TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                          PERIOD
                                         1.12.04
                                            TO            Year Ended
                                         30.9.05           30.11.04
                                         (POUND)            (pound)

   Operating loss                          (9,517)                -
   Depreciation charges                     2,755                 -
   Increase in debtors                    (79,771)                -
   Increase in creditors                  152,652                 -
                                        ----------         ---------

   NET CASH INFLOW
   FROM OPERATING ACTIVITIES               66,119                 -
                                        ==========         =========


2. ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

                                                   PERIOD
                                                  1.12.04
                                                     TO          Year Ended
                                                  30.9.05         30.11.04
                                                  (POUND)          (pound)

   CAPITAL EXPENDITURE
   Purchase of intangible fixed assets            (66,119)              -
                                                 ---------        --------

   Net cash outflow
   for capital expenditure                        (66,119)              -
                                                 =========        ========


3. ANALYSIS OF CHANGES IN NET DEBT
                                         AT 1.12.04     CASH FLOW    AT 30.9.05
                                          (POUND)        (POUND)       (POUND)
   Net cash:
   Cash at bank and in hand                      -             -             -
                                               ===           ===           ===




                The notes form part of these financial statements

                                  WOIZE LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

1.       GOING CONCERN

         Woize Limited (the "Company") was incorporated under the Companies Act 1985 (United Kingdom) on 22 November 2001.

         The Company's planned principal business operations involve the sale of digital telephony based upon voice over internet protocol and are conducted in the United Kingdom.

         The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern, which contemplates the realization of assets and extinguishment of liabilities in the normal course of business. At 30 September 2005, the Company has incurred operating losses of (pound)9,517 and has a working capital deficiency of (pound)72,879.

         The company requires financing to fund its future operations and will attempt to meet its ongoing liabilities as they fall due through the sale of equity securities and/or debt financing. There can be no assurance that the Company will be to raise the necessary financing to continue in operation or meet its liabilities as they fall due or be successful in achieving profitability from its planned principal operations. Should the Company be unable to realise the carrying value of its assets or discharge its liabilities in the normal course of business, the Company may not be able to remain in operation and the net realisable value of assets may be materially less than the amounts recorded on the balance sheet.


2.       ACCOUNTING POLICIES

         These financial statements are in accordance with United Kingdom generally accepted accounting principles ("UK GAAP"). Significant accounting principles utilized in the preparation of the financial statements are summarised below. The significant differences between UK GAAP and United States generally accepted accounting principles are discussed in Note 8.

         BASIS OF PRESENTATION

         The preparation of the financial statements in conformity with UK GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         The Company recognises revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price to the customer is fixed or determinable and when collectability is reasonably assured. Amounts received for revenue to be earned in future periods are deferred until all criteria for revenue recognition are satisfied.

         CASH EQUIVALENTS

         For purposes of reporting cash flows, the Company considers, as cash equivalents, all highly liquid investments with a maturity of three months or less at the time of purchase.

         INTANGIBLE ASSETS

         Intangible assets represent intellectual property rights relating to software developed by third party suppliers and are initially recorded at cost. Amortisation is provided over the estimated useful lives of the assets as determined by management using the straight-line method over 20 years.

         IMPAIRMENT OF LONG-LIVED ASSETS

         Long-lived assets to be held and used are assessed for impairment by management whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

                                  WOIZE LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

         EARNINGS (LOSS) PER SHARE

         Earnings (loss) per share is computed based on the weighted average number of ordinary shares outstanding during each year.

         INCOME TAXES

         The Company follows the liability method of accounting for income taxes. The liability method requires recognition of deferred income tax liabilities and deferred income tax assets for the expected future income tax consequences of events that have been included in the financial statements or income tax returns. Under this method, deferred income tax liabilities and deferred income tax assets are determined based on the difference between the financial statement and income tax basis of assets and liabilities using enacted income tax rates in effect for each year in which the differences are expected to reverse.

3.       STAFF COSTS

         There were no staff cost for the period ended 30 September 2005 nor for the year ended 30 November 2004.

4.       OPERATING LOSS

         The operating loss is stated after charging:

                                                       PERIOD
                                                       1.12.04
                                                         TO          Year Ended
                                                       30.9.05        30.11.04
                                                        (POUND)        (pound)
         Intellectual property rights written off        2,755               -
         Auditors' remuneration                          3,416               -
                                                        ======          ======


         Directors' emoluments                               -               -
                                                            ==             ===


5.       TAXATION

         ANALYSIS OF THE TAX CHARGE
         No liability to UK corporation tax arose on ordinary activities for the period ended 30 September 2005 nor for the year ended 30 November 2004. There are no tax losses available to offset against future profits.

                                  WOIZE LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

6.       INTANGIBLE FIXED ASSETS
                                                                 INTELLECTUAL
                                                                   PROPERTY
                                                                    RIGHTS
                                                                 --------------

                                                                    (POUND)
         COST:
         Additions                                                    66,119
                                                                   ---------

         At 30 September 2005                                         66,119
                                                                   ---------

         AMORTISATION:
         Charge for period                                             2,755
                                                                   ---------

         At 30 September 2005                                         2,755
                                                                   ---------

         NET BOOK VALUE:
         At 30 September 2005                                        63,364
                                                                   =========


7.       DEBTORS: AMOUNTS FALLING
         DUE WITHIN ONE YEAR
                                                       2005            2004
                                                     (POUND)         (pound)

         Other debtors                                    2               2
         Intercompany balance                        79,771               -
                                                 ----------       ---------

                                                     79,773               2
                                                 ==========       =========


8.       CREDITORS: AMOUNTS FALLING
         DUE WITHIN ONE YEAR
                                                       2005            2004
                                                     (POUND)         (pound)
         Deferred income                            122,854               -
         Accrued expenses - management fee           16,395               -
                          -  other                   13,403               -
                                                 ----------       ---------

                                                    152,652               -
                                                 ==========       =========


9.       CALLED UP SHARE CAPITAL

         Authorised:
         Number:          Class:             Nominal         2005        2004
                                              value:       (POUND)      (pound)
         100              Ordinary          (pound)1         100         100
                                                           =====        ====


         Allotted, issued and fully paid:
         Number:          Class:             Nominal         2005        2004
                                              value:       (POUND)      (pound)
         2                Ordinary          (pound)1           2           2
                                                            ====         ===

                                  WOIZE LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

10.      RELATED PARTY TRANSACTIONS

         The Company enters into transactions with related parties from time to time in the normal course of business. Related party transactions are measured at the exchange amount, being the amount of consideration established and agreed to between the related parties, unless otherwise noted.

         In the period ended 30 September 2005, the Company's operational activities including the management of receipts and payments was outsourced to Woize Scandinavia AB. A management fee of (pound)16,395 was charged by Woize Scandinavia AB in 2005 (2004: Nil) and at 30 September 2005 the net amount owing to Woize Limited arising from the transactions described above and payable on demand amounted to (pound)79,771.

11.      FINANCIAL INSTRUMENTS

         CREDIT RISK

         Amounts receivable and the amount due from related party expose the Company to credit risk. The Company minimises its exposure to credit risk by transacting with parties that are believed to be creditworthy. The maximum credit risk exposure is represented by the carrying amounts of these items.

         FAIR VALUE

         The fair value of amounts receivable, the amount due from related party, accounts payable and accrued liabilities are believed to equal their carrying amounts due to their short terms to maturity.



12.      RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

                                                               2005                2004            2003
                                                              (POUND)            (pound)          (pound)
   Loss for the financial period                               (9,517)                  -                -
                                                                              ------------     ------------
                                                           -----------

   NET (REDUCTION)/ADDITION TO SHAREHOLDERS' FUNDS              (9,517)                 -                -
   Opening shareholders' funds                                       2                  2                2
                                                           ------------       ------------     ------------

   CLOSING SHAREHOLDERS' FUNDS                                  (9,515)                 2                2
                                                           ============       ============     ============

   Equity interests                                             (9,515)                 2                2
                                                           ============       ============     ============


13.      CONTINGENT LIABILITIES

         The Company was notified on 25 November 2004 of a potential claim of copyright infringement which was rebutted by letter on 30 November 2004. There has been no further substantive correspondence in relation to this matter since 15 December 2004.

14.      ULTIMATE CONTROLLING PARTY

         The ultimate controlling party of the company are the directors by virtue of their shareholdings.

                                  WOIZE LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

15.      POST BALANCE SHEET EVENTS

         On November 1 2005, as amended on November 30 2005, the Company and its shareholders agreed to sell 100% of the Company's issued ordinary shares to Bravo Resources Ltd. ("Bravo") in consideration of 27,000,000 shares of Bravo's common stock, a non-interest bearing note of US $ 1,500,000 and cash of US $ 500,000.

         Bravo is a US publicly-traded corporation that presently has no significant assets or business operations.

         The  proposed   transaction   will  result  in  the  Company's   former
         shareholders acquiring control of Bravo, and therefore constitutes a reverse takeover of Bravo by the Company.


16. DIFFERENCE BETWEEN UNITED KINGDOM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         The financial statements have been prepared in accordance with United Kingdom generally accepted accounting principles ("UK GAAP"). UK GAAP differs in certain material respects from United States generally accepted accounting principles ("US GAAP"). The Company has determined that there are no material differences between US GAAP and UK GAAP in respect of these financial statements other than in presentation.

         The UK Profit and Loss account corresponds to the US Statement of Loss and Comprehensive Loss and the net income/(loss) for the periods under consideration is the same as the comprehensive income/(loss).

         The Statement of Stockholders Equity is not a separate primary statement but the relevant information is disclosed in note 12 to the Financial Statements.

         RECENT ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board ("FASB") has issued statement of Financial Accounting Standards Number 154 ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB OPINION NUMBER 20 AND FASB STATEMENT NUMBER 3 ("SFAS 154"), which is effective for fiscal years ending after 15th December 2005. SFAS 154 requires that changes in accounting policy be accounted for on a retroactive basis. The adoption of SFAS 154 is not expected to have an effect on the Company's financial position.

         The FASB has also issued SFAS 123 (R) SHARE-BASED PAYMENT, which is a revision of SFAS 123 ACCOUNTING FOR STOCK BASED COMPENSATION, supersedes APB opinion 25 ACCOUNTING FOR STOCK ISSUE TO EMPLOYEES and amends FSAS 95 STATEMENT OF CASHFLOW. SFAS 123 (R) is effective for public companies for annual periods beginning after 15th December 2005. FSAS 123 (R) requires all share-based payment to employees, including grants of employee stock options, to be recognised in the income statements based on their fair values. Pro forma disclosure is no longer an alternative. Management intends to comply with this Statement at the scheduled effective date of the relevant Financial Statements of the Company.

REPORT OF INDEPENDENT REGISTERED AUDITORS
































                                    GRANT THORNTON
                                    SA d'Expertise Comptable
                                    et de Commissariat aux Comptes
                                    au capital de 2 242 032 (euro)
                                    inscrite au tableau de l'Ordre de la region
WOIZE LIMITED                       Parisienne  et membre de la Compagnie
7 Savoy Court                       regionale de Paris
Strand                              RCS Paris  B 632 013 843
London                              100 rue de Courcelles
WC2R 0ER                            75017 Paris - France

REPORT OF INDEPENDENT REGISTERED AUDITORS



To the Board of Directors and Members of Woize Limited

We have audited the balance sheets of Woize Limited as at September 30, 2005 and November 30, 2004 and the profit and loss accounts and statements of cash flow for the period from December 1, 2004 to September 30, 2005 and the years ended November 30, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2005 and November 30, 2004 and the results of its operations and cash flows for the period from December 1, 2004 to September 30, 2005 and for the years ended November 30, 2004 and 2003 in accordance with United Kingdom generally accepted accounting principles.

These financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred operating losses to September 30, 2005 and has a working capital deficiency at September 30, 2005. The uncertainty relating to the Company's ability to achieve profitable operations and obtain additional working capital raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


United Kingdom generally accepted accounting principles differ in certain material respects from United States generally accepted accounting principles. Application of United States generally accepted accounting principles would have affected assets, liabilities and stockholders' equity as at September 30, 2005 and November 30, 2004 and the results of operations and cash flows for the period from December 1, 2004 to September 30, 2005 and the years ended November 30, 2004 and 2003 to the extent summarized in Note 16 to the financial statements.



Paris, France
December 9, 2005





                                 GRANT THORNTON
             THE FRENCH MEMBER FIRM OF GRANT THORNTON INTERNATIONAL

                                  WOIZE LIMITED

                       TRADING AND PROFIT AND LOSS ACCOUNT
               FOR THE PERIOD 1 DECEMBER 2004 TO 30 SEPTEMBER 2005
                           (EXPRESSED IN U.K. POUNDS)

                                                           PERIOD                        Year Ended
                                                     1.12.04 TO 30.9.05                   30.11.04
                                              -----------------------------   ------------------------------

                                                (POUND)           (POUND)       (pound)           (pound)
SALES                                                              82,253                               -

COST OF SALES:
Cost of sales                                                      59,217                               -
                                                                  --------                        --------

GROSS PROFIT                                                       23,036                               -

EXPENDITURE:
Management charge                               16,395                                 -
Auditors remuneration                            3,416                                 -
Accountancy                                      2,500                                 -
Legal and professional fees                      7,487                                 -
                                              --------                           --------
                                                                   29,798                               -
                                                                  --------                         --------

                                                                   (6,762)                               -

DEPRECIATION:
Intellectual property rights                                        2,755                                -
                                                                  --------                         --------

NET LOSS                                                    (POUND)(9,517)                               -
                                                            ==============                         ========



       This page does not form part of the statutory financial statements

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